                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 2, 2002
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                       Lone Star Steakhouse & Saloon, Inc.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-19907                 48-1109495
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
of Incorporation)                  File Number)            Identification No.)

   224 East Douglas, Suite 700, Wichita, KS                     67202
   ------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (316) 254-8899
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.       Other Events.
                          ------------

            On April 2,  2002,  Lone  Star  Steakhouse  & Saloon,  Inc.  (Nasdaq
National Market: STAR) issued two press releases, set forth as Exhibits 99.1 and
99.2 to this Current Report.  For additional  information,  reference is made to the press releases which are incorporated herein by reference.

            Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.
                          ------------------------------------------------------------------

            (c)         Exhibits

                        Exhibit No.             Exhibits

99.1        Press Release of Lone Star Steakhouse & Saloon, Inc. dated April 2, 2002.

99.2        Press Release of Lone Star Steakhouse & Saloon, Inc. dated April 2, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Lone Star Steakhouse & Saloon, Inc.

Dated: April 3, 2002                         By: /s/ John D. White
                                                 --------------------------
                                             Name:  John D. White
                                             Title: Executive Vice President

                                  Exhibit 99.1
                                  ------------

For Immediate Release                                   Contact:   John D. White
                                                                  (316) 264-8899
Lone Star Steakhouse & Saloon, Inc.                               Nasdaq:   STAR
Letter of Intent for Sale and Merger of the Company for $20.50 Per Share in Cash
Wichita, Kansas                                                    April 2, 2002

The Company  announced  today that it has entered into a  non-binding  Letter of
Intent with a prominent  National  buy-out  firm  ("Buyer")  with respect to the proposed  acquisition of all of the  outstanding  shares of common stock of Lone
Star for $20.50 per share. The Letter of Intent was unanimously  approved by the
Board of Directors of Lone Star.  Clark R. Mandigo,  Lone Star's Chairman of the
Board, stated "this transaction  reflects the outstanding results that have been achieved  by our  CEO,  Jamie  Coulter  and the  superb  management  team he has assembled."

The Letter of Intent grants the Buyer a 30 day  exclusivity  period to negotiate and sign a  definitive  agreement  which is expected to be executed on or before the  expiration of the Letter of Intent on April 27, 2002.  The  transaction  is subject to a number of conditions, including confirmatory due diligence, receipt of proceeds from sale and leaseback transactions and debt financing,  as well as various  regulatory  and  corporate  approvals,  including  the approval by Lone
Star's shareholders.  The Company expects to file a Proxy Statement with the SEC shortly after the signing of a definitive agreement,  followed by the mailing of such Proxy statement  calling for a shareholder vote to approve the transaction.
Pending  SEC  comments  and a  positive  shareholder  vote  the  transaction  is anticipated  to close in the  third  quarter.

There can be no assurance  that a definitive  agreement  will be entered into or that  any such  transaction  will be  consummated.  UBS  Warburg  is  acting  as financial advisor to Lone Star.

The  transaction  would take the form of a statutory  merger of Lone Star with a newly  created  entity  to be formed by Buyer  ("NEWCO")  pursuant  to which the holders of Lone Star's issued and outstanding  common stock would be entitled to receive $20.50 per share in cash.

The price  represents a premium of 3.6% from the 30 day average trading price of
$19.78. It also represents a 111.3% premium over the last trading price prior to
the   announcement  of  the  engagement  of  UBS  Warburg  to  review  strategic alternatives of $9.70 on October 4, 2001.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities  Exchange Act of 1934, as amended  including those related to cost  savings,  future  results and a potential  transaction  resulting  in a change of control of the Company.  Although the Company believes the assumptions underlying  the  forward-looking  statements  contained  herein,  including  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                                  Exhibit 99.2
                                  ------------

For Immediate Release                                   Contact:   John D. White
                                                                  (316) 264-8899
Lone Star Steakhouse & Saloon, Inc.                               Nasdaq:   STAR
First quarter Earnings News Release
Wichita, Kansas                                                    April 2, 2002

Lone Star Steakhouse & Saloon,  Inc. announced  operating results for the twelve week first quarter ended March,  19, 2002. For the quarter,  adjusted net income
(net  income  before  unusual  charges and  credits,  including  non-cash  stock compensation  and the  cumulative  effect of a change in accounting for goodwill impairment under FAS 142 which the Company was required to adopt on December 26,
2001)  increased  75.3% to $12,868,000  or $0.53 per share ($0.48  diluted) from
$7,342,000 or $0.30 ($0.30 diluted) in the prior year.

First quarter revenues  increased 3.5% to $148,808,000  from  $143,753,000  last year.  Comparable  store sales  changes,  by  concept,  were  positive  1.1% for domestic  Lone Star  Steakhouse  & Saloon  restaurants,  (2.6%)  for  Sullivan's
Steakhouse  restaurants  and positive  5.7% for Del Frisco's  Double Eagle Steak
House restaurants.

Adjusted  EBITDA for the  quarter  increased  53% to $27.9  million or $1.15 per share compared to $18.3 million or $0.76 per share last year. Financial position remains  exceptionally  strong,  with $102  million in cash,  no debt and a book value of $19.59 per share.

Unusual items net of applicable tax,  primarily  non-cash  compensation  expense resulting  from the increase in the price of the  Company's  common stock during the quarter,  were a net charge of $16,694,000 or $0.69 per share as compared to a credit of $898,000 or $0.04 per share in the prior  year,  resulting  in a net loss for the quarter of $3,826,000 or $0.16 per share  compared to net income of
$8,240,000 or $0.34 per share last year.

The unusual  charges and  (credit)  items net of  applicable  income tax are set forth below in thousands of dollars, except for per share amounts:

                                                               For the first quarter ended

                                                      March 19, 2002                     March 20, 2001
                                                      --------------                     --------------
                                                Amount          Per Share           Amount         Per share
                                                ------          ---------           ------         ---------
Non-cash stock compensation                     $16,373         $  0.68           $      -           $    -
Loss (gain) on sale of assets                         3            0.00                (898)           (0.04)

Cumulative effect of change in accounting           318            0.01                   -               -
                                                -------         --------          ----------         -------
                                                $16,694         $  0.69           $    (898)         $ (0.04)
                                                =======         ========          ==========         =======

Domestic  margins   improved  due  to  higher  average  unit  sales,   continued
improvement  in operating  controls  aided by lower beef and natural gas prices, lower cost and more effective marketing programs than last year.

Australian  comparable store sales declined 7.9%. Sales and operating margins in
Australia  continue to be  negatively  impacted by the Goods and Services Tax on restaurant sales and the soft Australian  economy. As part of the Company's plan to improve  Australian  operations,  Australian  Lone Stars will begin a test of shallow  discount  marketing  similar to the program that has been successful in the domestic  Lone Stars for the past three  quarters.  The test will begin this week.

The Board of Directors  declared the Company's  quarterly  cash dividend of $.15 per share payable April 24, 2002 to shareholders of record on April 10, 2002.

The  Company  owns and  operates  249  domestic  Lone Star  Steakhouse  & Saloon restaurants;  fifteen Sullivan's Steakhouse  restaurants;  and five Del Frisco's
Double Eagle Steak House restaurants.  There are 25 company owned  international
Lone Star Steakhouse & Saloon restaurants.  Licensees operate three domestic and one  international  Lone Star  restaurants,  and one domestic Del Frisco's Steak
House restaurant.

Future reported earnings will continue to be impacted by FASB Interpretation No.
44,  "Accounting  for Certain  Transactions  Involving  Stock  Compensation,  an
interpretation of APB No. 25" which requires a quarterly non-cash charge for the
"in-the-money" component of stock options that have been modified. In subsequent quarters,  the charge or credit to non-cash compensation expense will be for the change,  either up or down from the previous  reported  quarter.  This  non-cash charge could  introduce  extreme  volatility in reported  earnings.  For greater clarity and  comparability,  the Company will continue to report net income both with the  non-cash  charge or credit and also  adjusted to exclude the charge or credit for non-cash stock compensation.

For interested parties,  there will be a conference call with management at 8:00
AM  Central  Time on  Wednesday,  April 3, 2002 to discuss  this  first  quarter earnings release. The call in number is (719)-457-2657 and the confirmation code is 595134. A recorded replay of the conference call will be available from 12:00
PM on April 3, 2002 thru midnight  April 17, 2002.  The replay call in number is
(719)-457-0820  and the confirmation code is 595134. A listen only connection to the  conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including the development plans of the Company, are reasonable,  any of the assumptions  could be inaccurate,  and therefore,  there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

             Lone Star Steakhouse & Saloon, Inc.
Unaudited Summary Financial Data for the First Quarter 2002
         (In thousands except for per share amounts)

                                      Mar. 19,     Dec. 25,
                                        2002         2001
                                     ---------     --------
Current Assets:
 Cash and cash equivalents         $   102,046   $   82,919
 Other current assets                   18,953       20,768
                                     ---------     --------
                                       120,999      103,687
Property and equipment, net            362,797      369,883
Intangibles and other assets            52,742       41,459
                                     ---------     --------
                                   $   536,538   $  515,029
                                     =========     ========

Current liabilities                $    52,130   $   55,403
Noncurrent liabilities                   7,612        5,187
Stockholders' equity                   476,796      454,439
                                     ---------     --------
                                   $   536,538   $  515,029
                                     =========     ========

                                  For the first quarter ended
                                 Mar. 19, 2002  Mar. 20, 2001
                                 -------------  -------------
                                   12 Weeks        12 Weeks
                                   --------        --------
                                   $       %        $       %
                                --------  ----  --------  ----
Net Sales                       $148,808        $143,753
Costs and expenses:
 Costs of sales                   48,830  32.8    49,703  34.6
 Restaurant operating expenses    64,103  43.1    67,904  47.2
 Depreciation and amortization     5,998   4.0     6,455   4.5
                                  ------- ----   -------  ----
   Restaurant costs and expenses 118,931  79.9   124,062  86.3
                                 -------  ----   -------  ----
Restaurant operating income       29,877  20.1    19,691  13.7
General and administrative
 expenses                          9,246   6.2     9,158   6.4
Non-cash stock option
 compensation                     26,197  17.6
                                 -------  ----   -------  ----
Earnings(loss) from operations    (5,566) (3.7)   10,533   7.3
Other income                         383   0.2     1,699   1.2
                                 -------  ----   -------  ----
Earnings(loss) before
 income taxes                     (5,183) (3.5)   12,232   8.5
Provision(benefit) for
 income taxes                     (1,675) (1.1)    3,992   2.8
                                 -------  ----   -------  ----

Earnings (loss) before change
 in accounting                    (3,508) (2.4)    8,240   5.7
Cumulative effect of change
 in accounting                      (318) (0.2)
                                 -------  ----   -------  ----
Net earnings(loss)               $(3,826) (2.6)   $8,240   5.7
                                 =======  ====   =======  ====

Basic earnings(loss) per share         $(0.16)        $0.34
                                        =====         =====

Diluted earnings(loss) per share       $(0.14)        $0.34
                                        =====         =====

Average shares outstanding - Basic     24,198        24,033
Average shares outstanding - Diluted   26,664        24,435

Restaurants included at end of period     295           290
Comparable sales growth                   0.6%          2.3%

--------------------------------------------------------------------------------
               Analysis of components of net earnings (loss)
                     and basic per share amounts
--------------------------------------------------------------------------------

                                     Per                 Per
                           $ Amt.   Share     $ Amt.    Share
                         --------   ------  --------   ------
Net earnings excluding
 unusual charges         $ 12,868   $ 0.53  $  7,342   $ 0.30
Non-cash stock option
 compensation - net of
  tax                     (16,373)  $(0.68)
Cumulative effect of change
 in accounting - net of tax  (318)  $(0.01)
Gain(loss) on sale of
 assets - net of tax           (3)               898   $ 0.04
                         --------   ------  --------   ------
Net earnings(loss)      $  (3,826)  $(0.16)  $ 8,240   $ 0.34
                         ========   ======  ========   ======